EXHIBIT 99.1 CERTIFICATION PURSUANT TO18 U.S.C. SEC.1350

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sequiam Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas H. VandenBrekel, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /s/  Nicolaas  H.  Van  den  Brekel
                              -----------------------------------
                              Nicholas  H.  VandenBrekel
                              Chairman, President and Chief Executive Officer March 26, 2003


In connection with the Annual Report of Sequiam Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark L. Mroczkowski, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /s/  Mark  L.  Mroczkowski
                              --------------------------
                              Mark  L.  Mroczkowski
                              Senior Vice President and Chief Financial Officer March 26, 2003


                                                            Exhibit 99.1- Page 1
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